UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 3, 2015
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Cornwall Avenue
Vancouver, British Columbia
Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 3, 2015, the board of directors amended the Company’s Bylaws as follows:

•
Sections 2.5, 2.6 and 3.13 were amended to provide for a majority voting standard in the election of directors. Under the amended Bylaws, a nominee for director will be elected to the board of directors if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election; provided, however, that directors will be elected by a plurality of the votes cast at any meeting of stockholders for which the Secretary of the Company determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting. The board of directors will nominate for election or reelection as directors only persons who agree to tender, promptly following such person’s failure to receive the required vote for election or reelection at the next stockholder meeting at which such person would face election or reelection, an irrevocable resignation that will be effective upon acceptance of such resignation by the board of directors. If an incumbent director fails to receive the required vote for reelection, then, within 90 days following certification of the stockholder vote, the board of directors will act to determine whether to accept the director’s resignation. Any director who tenders his or her resignation pursuant to this provision shall not participate in the action by the board of directors regarding whether to accept his or her resignation.

•
Section 13.1 was added to require designated categories of corporate disputes to be litigated exclusively in the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware).

The Bylaw amendments were effective immediately following the adjournment of the Company’s 2015 Annual Meeting of Stockholders. A copy of the Bylaws, as amended through June 3, 2015, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the lululemon athletica inc. 2015 Annual Meeting of Stockholders held on June 3, 2015, the matters on which the stockholders voted, in person or by proxy, were:

1.	to elect four Class II directors to hold office for a three-year term and until their respective successors are elected and qualified;

2.	to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2016; and

3.	to vote on a stockholder proposal, if properly presented at the meeting.

The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Steven J. Collins	121,093,734	594,450	11,028,659
Martha A.M. Morfitt	121,123,704	564,480	11,028,659
Rhoda M. Pitcher	121,072,263	615,921	11,028,659
Emily White	121,107,074	581,110	11,028,659
Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Abstained	Votes Against
132,344,933	78,062	293,848
The foregoing proposal was approved.

Stockholder Proposal to Enact a Policy That Will Ensure That No Down Products are Sold by lululemon:

Votes For	Votes Abstained	Votes Against	Broker Non-Votes
653,684	1,548,682	119,485,818	11,028,659
The foregoing proposal was not approved.

Item 9.01.	Financial Statements and Exhibits.
 (d) Exhibits.

Exhibit No.	Description

3.1	Bylaws of lululemon athletica inc., as amended through June 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: June 5, 2015	/s/ STUART HASELDEN
Stuart Haselden
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of lululemon athletica inc., as amended through June 3, 2015